Exhibit 99.1

Expanding the Potential of CAR T CellTherapy NASDAQ:XBIO xeneticbio.com InvestorPresentation September 2021

Forward-Looking Statements

This presentation contains forward-looking statements that we intend to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation other than statements of historical facts may constitute forward-looking statements within the meaning of the federal securities laws. These statements can be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning, including, but not limited to, all statements regarding: the CAR T focus and potential upside with PolyXen technology set forth under the "Investment Highlights" section of this presentation; XCART opportunities, including targeting tumor-specific antigens that are independent of CD19 or other antigens common to all B-Cells and advancing towards a Phase 1 study; plans to leverage outsourced relationships; potential for XCART to result in increased efficacy, safety and tolerability over currently approved CAR T therapies; the potential to conduct a Phase 1 trial with academic collaborators; potential utilities of PolyXen; and expectations regarding cash runway funding the Company through an IND filing; as well as all statements set forth under the "Driving Development Through Outsourced Relationships" section of this presentation, including those related to upcoming potential milestones, all statements set forth under the "Investment Summary" section of this presentation; all statements regarding expectations that the CAR T therapies will hold significant revenue share by 2026, including anticipations that there will be a significant drop in Rituxan use. Any forward-looking statements contained herein are based on current expectations and are subject to a number of risks and uncertainties. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from the acquisition of the CAR T technology; (2) uncertainty of the expected financial performance of the Company; (3) failure to realize the anticipated potential of the XCART technology; (4) the ability of the Company to implement its business strategy; (5) failure of Scripps Research and/or Pharmsynthez or the other academic institutions in Belarus and Russia (as applicable) to perform their obligations under their respective agreements; (6) failure of the Company and Pharmsynthez to reach agreements with the contract sites on terms favorable to the Company, or at all; (7) failure of our licensees to successfully utilize the PolyXen technology and generate royalties for the Company; and (8) other risk factors as detailed from time to time in the Company's reports filed with the SEC, including its annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. In addition, forward-looking statements may also be adversely affected by general market factors, general business and economic conditions, including potential adverse effects of public health issues such as the COVID-19 pandemic, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new product candidates and indications, manufacturing issues that may arise, patent positions and litigation, among other factors. The forward-looking statements contained in this presentation speak only as of the date the statements were made, and the Company does not undertake any obligation to update forward-looking statements, except as required by law.

Disclaimer

The information contained in this presentation is provided for informational and discussion purposes only and is not, and may not be relied on in any manner as legal, business, financial, tax or investment advice or as an offer to sell or a solicitation of an offer to buy an interest in Xenetic Biosciences, Inc. or to participate in any trading strategy.

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Investment Highlights

CAR T Focus:

Advancing XCART™, a personalized CAR T platform targeting cancers with a patient- and tumor-specific approach

Building on the proven success of CAR T therapy

Following established roadmap for significant early-stage value creation

Potential Upside with PolyXen® Technology:

Ongoing royalty stream through license arrangement

Platform for partnerships

XCART™ Opportunity

✓ Targeting tumor-specific antigens that are independent of CD19 or other antigens common to all B-Cells

✓ Advancing towards Phase 1 study

✓ Lead program targeting $7 billion B-Cell malignancy market[1]

Leveraging Outsourced Relationships

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1: Triangle Insights: Company Commissioned Market Report

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Team with Proven Expertise



Jeffrey F. Eisenberg

Chief Executive Officer & Director

Life Sciences executive with over 20 years of successful track record in value creation in both private and public companies; former CEO of Noven Pharmaceuticals, responsible for leading 2 product launches and Noven's Novogyne Women's Health joint venture with Novartis



Curtis Lockshin, Ph.D.

Chief Scientific Officer

20 years Biotech/Pharma management experience, including discovery, preclinical and clinical development and commercial manufacturing; former CEO of SciVac Therapeutics, CTO of VBI Vaccines and VP of Corporate R&D Initiatives for OPKO Health



James F. Parslow, MBA, CPA

Chief Financial Officer

Over 30 years of experience providing financial and business leadership to biotech, manufacturing, technology, business-to-business e-commerce and cleantech industries

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Scientific Advisory Board with Extensive Cell Therapy Development Experience

Dr. Matthew Frigault
Medical Oncologist in the Hematologic Malignancy Program at the Massachusetts General Hospital Cancer Center, as well as Assistant Director of the Cellular Immunotherapy Program; serves as Instructor at Harvard Medical School

Dr. Alexander Gabibov
Head of the Shemyakin & Ovchinnikov Institute of Bioorganic Chemistry at the Russian Academy of Science

Dr. Guenther Koehne
Internationally recognized cancer specialist and current Chief of Blood & Marrow Transplant and Hematologic Oncology at the Miami Cancer Institute

Dr. Greg MacMichael
President and Founder of CMC BioServices, LLC; Previously served as the Senior VP of Technical Operations at Axovant Gene Therapies; VP of Development, Manufacturing and Quality Control at NantKwest Therapeutics; and Senior VP of Process, Development, Manufacturing and Quality Assurance at Rocket Pharma

Dr. Maksim Mamonkin
Assistant Professor, Pathology and Immunology and an independent faculty member at the Center for Cell and Gene Therapy at Baylor College of Medicine

Dr. Jia Xie
Assistant professor at University of Miami Department of Chemistry, assistant professor of Psychiatry and Behavior Science at University of Miami Miller School of Medicine; and visiting investigator at the Department of Chemistry at Scripps Research Institute

Dr. Alexey V. Stepanov
Senior Staff Scientist in the Shemyakin-Ovchinnikov Institute of Bioorganic Chemistry; Senior Staff Scientist position in the Dmitry Rogachev National Medical Research Center of Pediatric Hematology, Oncology and Immunology in Russia; Professional scientific collaborator of Dr. Richard Lerner's laboratory in The Scripps Research Institute

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Personalized CAR T platform targetingcancers with a patient-and tumor-specificapproach 6 Platform

Lymphoma

Group of blood cancers that develop from lymphocytes located in the lymph system

Two Types of Lymphocytes

B-Cells

Produce and secrete antibodies in the form of B-Cell receptors (BCR) which selectively target a given antigen

XCART™ Focus

T-Cells

Helper T-Cells: modulate the function of B-Cells and killer T-Cells

Killer T-Cells: selectively target (via T-Cell Receptors) and kill cells which display a given foreign or neo-antigen

Non-Hodgkin Lymphoma (NHL)[1]

US Market Overview

90% of all lymphomas

7th most common cancer

77K new cases annually

90% of all NHL are B-Cell

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1: Triangle Insights: Company Commissioned Market Report

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B-Cells and Tumor Growth

B-Cell receptor (BCR) vs CD19


Unique BCR
B-Cells
Unique BCR
CD19
Unique BCR
CD19
CD19

Current commercial therapies target the common CD19 receptor that is present on all B-Cells

Tumor develops with the unique BCR clone

>1,000,000,000 Unique B-Cell Clones

Malignant B-Cell Proliferation (Retains Unique BCR)


Malignant
B-Cell Clone
Normal
B-Cells
B-Cell
Tumor

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Anti-CD19 CAR T Therapies Work…

Current CAR T therapies target both normal and malignant B-Cells


>80%

complete or partial response when treated with Yescarta[1]


>80%

remission rate when treated with Kymriah[1]


47%

survival rate at 39-months when treated with Yescarta[2]


Normal B-Cell
CD19
CAR T therapy
Anti-CD19 CAR T
Malignant B-Cell
CD19
All B-Cells are eliminated

1: https://my.clevelandclinic.org/health/treatments/17726-car-t-cell-therapy/risks--benefits;
2: https://www.fiercepharma.com/pharma/ash-gilead-touts-astounding-yescarta-survival-results-at-3-years

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…But There Is Need For Improvement

Significant shortcomings with currently approved CAR T therapies

Lack of Initial Efficacy of Anti-CD19 CAR T Due To:

- **$CD19^{low}$**: low initial levels of CD19 receptors on tumor cells
- **$CD19^{-}$**: initial lack of CD19 receptors on some or all tumor cells

CAR T Relapse: lack of durable response

T-Cell Exhaustion: progressive loss of CAR T effector function

Toxicity Problems:

- Cytokine Release Syndrome (CRS)
- Neurotoxicity
- B-Cell Aplasia: elimination of all B-Cells

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CD19 Escape: Emergence of CD19⁻ Tumor Cells Resulting from Anti-CD19 Treatments, including CAR T

~50% of CAR T treated patients relapse within 12 months[1]

~10-50% Estimated percentage of patients who relapse due to CD19 escape[2]

10-15% Of patients have a lower count of CD19-positive B-Cells due to prior therapies[2]

Incidence of CD19 escape is expected to increase with growing number of anti-CD19 treatments

Significant problem in treating B-Cell cancers, affecting the efficacy of currently approved therapies


Anti-CD19
CAR T treatment
CD19⁻ tumor cells emerging under selective pressure of anti-CD19 treatment
CD19⁺
malignant B-Cells
Remaining CD19⁻
malignant B-Cells

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1: Schuster SJ, et al. Presented at 60th American Society of Hematology Annual Meeting; December 1-4, 2018; San Diego, CA. Abstract 1684
2: Triangle Insights: Company Commissioned Market Report

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XCART™ Targets the Tumor's Unique BCR

Ability to address the CD19 escape phenomenon



Malignant
B-Cell
CD19
Unique BCR
XCART™
Malignant
B-Cell with
CD19 Escape
Unique BCR
CD19
XCART™
Anti-CD19
CAR T

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XCART™ Only Targets Malignant B-Cells

Potential for increased efficacy, safety and tolerability over currently approved CAR T therapies


Unique BCR Presents
Tumor-Specific Target
Normal B-Cell
Not Targeted
Unique BCR
CD19
XCART
CD19
Unique BCR
Malignant
B-Cell Targeted
Only Malignant
B-Cells Eliminated
Normal B-Cells
are Spared

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Selectively Kill Raji B-Cell Lines Expressing Target BCRs

Human CD8+ T cells were transduced with Lentiviral vectors coding for one of pepFL1-CAR, pepFL2-CAR, pepFL3-CAR or CD19-CAR constructs

Raji B-cells (Raji-FL1, Raji-FL2 and Raji-FL3) expressing BCRs from the respective FL lymphomas were lysed by activated human CD8+ T cells bearing a corresponding cyclopeptide-CAR construct[1]



FL patient 1
Target: Raji-FL1
CD19-CART
FL1-CART
FL3-CART
Mock
FL patient 2
Target: Raji-FL2
CD19-CART
FL1-CART
FL2-CART
Mock
FL patient 3
Target: Raji-FL3
CD19-CART
FL1-CART
FL3-CART
Mock
Lysis, %
10:1
5:1
2,5:1
1:1
Effector:Target Ratio

1: Stepanov, Alexey V., et al. "Autocrine-Based Selection of Ligands for Personalized CAR-T Therapy of Lymphoma." Science Advances, vol. 4, no. 11, 2018, doi:10.1126/sciadv.aau4580.

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XCART Addresses Need in Current Lymphoma Treatment Paradigm

Follicular Lymphoma (FL)
~14,000/year US Incidence[1]

1st Line Therapy:
~11,000 Patients

↓

2nd Line Treatment:
~5,000 Patients

↓

XCART Opportunity:
3rd Line Treatment
~3,000 Patients

Diffuse Large B-Cell Lymphoma (DLBCL)
~26,000/year US Incidence[1]

1st Line Therapy:
~21,000 Patients

↓

2nd Line Treatment:
~6,000 Patients

↓

XCART Opportunity:
3rd Line Treatment
~4,000 Patients

1: Triangle Insights: Company Commissioned Market Report

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Leveraging OutsourcedRelationships Expediting Development Pipeline with Proven Expertise andCapabilities 16

Driving Development Through Outsourced Relationships

XCART™

Access to Manufacturing Suites → Established CMC and Regulatory Infrastructure for Manufacturing → Operational/Cost Efficiencies and Risk Mitigation

Upcoming Potential Milestones

✓ Ongoing exploratory patient biopsy study in Eastern Europe

Demonstrate feasibility of manufacturing

Seeking U.S. FDA INTERACT meeting

Commencing clinical manufacturing process

File U.S. IND

Commence Phase 1 Trial

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Exploratory Patient BiopsyStudy 18 Evaluating XCART platform in biopsy and blood samples from B-Cell NHLpatients 1 Validate upstream workflow for isolating and screening tumor-specificneoantigens 2 Identify and characterize potential tumor-specific CARconstructs 3 Study has provided materials and methods needed to proceed with IND-enablingstudies

Collaborators

Additional collaborations advancing XCART toward IND-enabling studies

Academic Collaborators

Working with world-renowned academic institutions, researchers and clinical investigators

Access to methods and materials, including clinical samples, for optimizing the overall XCART workflow

Scripps Research

(One of the original developers of the XCART platform)

Design and implementation of the preclinical development program

Method development activities supporting process development for clinical manufacturing

Outsourced Relationships

Leveraging additional vendors to expedite commercial development

Developing cost-effective clinical manufacturing process for patient-specific cell therapy products

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Academic Collaborator

PHARMSYNTHEZ

Research organization coordinating activities with partnered academic institutions in Eastern Europe

- Supports optimization of overall XCART workflow
- Access to clinical centers and B-Cell non-Hodgkin lymphoma (NHL) patients
- P1 Potential to conduct Phase 1 trial

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PolyXen® PSA TechnologyPlatform Enables Next Generation BiologicDrugs 21

PolyXen: Next Generation Half-Life Extension Platform Technology

Polysialylation employs the biological polymer polysialic acid (PSA) to modulate the PK and PD profiles of protein drugs

Generating Royalty Stream

Platform for Partnerships

Extensive IP protection

- Clinically demonstrated to extend half-life of therapeutic proteins
- Applicable to franchise extensions as well as candidates in development
- Potential utility in other molecule classes such as peptides and small molecules

Receiving royalties on net sales through licensing arrangement in the field of blood coagulation disorders

Pharmsynthez filed registration dossier in Russia for Epolong, a polysialylated form of recombinant human erythropoietin as a treatment for anemia in patients with chronic kidney disease

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Financial Snapshot
NASDAQ: XBIO

Cash runway expected to fund Company through XCART IND filing

Market Cap[1]	Shares Outstanding[2]	Average Volume[1]
~$26M	~9.7M	~10.1M

Cash Balance
$9.3M
as of June 30, 2021

Does not include net proceeds from $12.5 million private placement which closed on July 28, 2021

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1: As of September 8, 2021
2: As of August 6, 2021

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Investment Summary

Advancing XCART program through preclinical development into the clinic as quickly as possible

XCART

Truly differentiated CAR T technology

$7B

Lead program targeting growing $7 billion B-Cell malignancy market[1]

$

Strong balance sheet expected to fund Company through IND filing

PolyXen

Upside through licensing arrangements

Positioning to have a transformative impact in the CAR T space

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1: Triangle Insights: Company Commissioned Market Report

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NASDAQ: XBIO
xeneticbio.com

Xenetic BIOSCIENCES

Expanding the Potential of CAR T Cell Therapy



JTC Team, LLC.
T: 833-475-8247
xbio@jtcir.com

Appendix 26

CAR T Therapies Expected to Hold Significant Revenue Share by 2026

US revenue for top products* targeting key B-Cell malignancies



$14B
$12B
$10B
$8B
$6B
$4B
$2B
Annual Revenue ($B)
$8.5B
$8.8B
$9.4B
$10B
$11B
$12B
$13B
$13B
2019
2020
2021
2022
2023
2024
2025
2026

Product	Company	Mechanism	First Approval^	Relevant Indications	2026 Revenue	CAGR (2019-2026)
Polivy		CD79B antibody	06/2019DLBCL	DLBCL	$805M	48%
Kymriah		CD19 CART	08/2017ALL	DLBCL	$774M	18%
Yescarta			10/2017DLBCL	LBCL (including DLBCL patients)	$946M	14%
Liso-cel			Expected 2020		$849M	135%**
Tazverik		EZH2 inhibitor	06/2020FL	FL	$1.05B	91%**
Calquence		BTK inhibitor	11/2019CLL	MCL, CLL	$1.50B	37%
Rituxan		CD20 antibody	12/1997FL	FL, DLBCL, CLL	$643M	-23%
Imbruvica		BTK inhibitor	02/2014CLL	MCL, CLL, DLBCL††	$6.71B	8%

Significant drop in Rituxan use anticipated due to the availability of alternate monoclonal antibody and small molecule treatment options (limited revenue attributed to biosimilar – 3 anticipated to be available in 2026)

* Top 7 products based on 2026 analyst revenue forecasts, plus Kymriah, are selected here
** CAGR from 2020-2026
^ First Approval relates to first approval among DLBCL, CLL, FL, or MCL; Source: EvaluatePharma, BMT, Accessed August 2020
†† Potential launch for DLBCL in 2021

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Source: Triangle Insights: Company Commissioned Market Report
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Current CAR T Therapies Are Priced Over $300,000

Novel CAR-T therapy use in earlier lines of treatment may be **limited by comparative treatment costs** and are likely to face **challenges gaining market access**



DLBCL Treatment Pricing
WAC ($K) per Treatment Course
$400
$300
$200
$100
$0
$41K
$373K
$373K
6-course cost of Rituxan does not include potential maintenance dosing
Rituxan
Rituximab
YESCARTA
(axicabtagene ciloleucel)
KYMRIAH
(tisagenlecleucel)

Type of Therapy	Monoclonal Antibody	Cell Therapy	
Approved Indications	NHL (Including CLL and DLBCL)	LBCL (including DLBCL patients)	ALL, LBCL (including DLBCL patients)
Ex-US Pricing	$10-15K	$300-355K	$300-310K

Source: IBM Redbook; SEER CanMED, accessed August 2020, https://www.pharmaceutical-technology.com/comment/car-t-cell-therapy-cost/, https://civio.es/medicamentalia/2019/10/29/car-t-therapies-cost-price-kymriah-yescarta, https://www.scottishmedicines.org.uk/media/4803/axicabtagene-ciloleucel-yescarta-resub-final-sept-2019-for-website.pdf

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